                                                                    EXHIBIT 10.1

                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                  SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment"), dated as of August 25, 1998, among FSC SEMICONDUCTOR CORPORATION, a Delaware corporation ("Holdings"), FAIRCHILD SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Banks"), BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent"), CREDIT SUISSE FIRST BOSTON, as Syndication Agent (the "Syndication Agent"), and CANADIAN IMPERIAL BANK OF COMMERCE, as Documentation Agent (the "Documentation Agent", and together with the Administrative Agent and the Syndication Agent, the "Agents"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement are used herein as so defined.

                              W I T N E S S E T H :

                  WHEREAS, Holdings, the Borrower, the Banks, the Administrative Agent, the Syndication Agent and the Documentation Agent are parties to a Credit Agreement, dated as of March 11, 1997 and amended and restated as of December 31, 1997 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

                  NOW, THEREFORE, it is agreed:

                  1. Section 4.02(f) of the Credit Agreement is hereby amended by (i) in clause (iv) of the first parenthetical thereof, deleting the word "and" appearing at the end thereof, (ii) redesignating clause "(v)" of the first parenthetical thereof as clause "(vi)" thereof (and changing the reference in said clause to "clause (v)" to "clause (vi)"), (iii) inserting, immediately after clause (iv) of the first parenthetical thereof, the following:

         ", (v) 50% of the Net Sale Proceeds from the sale of the Mountain View Property but only to the extent that the Borrower has delivered a certificate to the Administrative Agent on or prior to the date of such sale stating that the Borrower (or any of its Subsidiaries which are Guarantors) intends to apply such Net Sale Proceeds towards Capital Expenditures within 270 days after the date of such sale and" and

(iv) deleting the last sentence thereof and inserting in lieu thereof the following new sentence:

         "To the extent any Net Sale Proceeds are not required to be applied pursuant to this Section 4.02(f) as a result of clause (iv) or (v) contained in the parenthetical appearing in the first sentence of this
         Section 4.02(f), then on the 270th day after the date of the respective sale or disposition, the Net Sale Proceeds from the respective sale or disposition shall be applied as otherwise required by this Section 4.02(f) (determined without regard to clause (iv) or (v), as the case may be, contained in the parenthetical appearing in this first sentence of this Section 4.02(f)) to the extent not actually used as contemplated by said clause (iv) or (v), as the case may be, by said 270th day."

                  2. Section 9.02 of the Credit Agreement is hereby amended by
(i) in clause (ix) thereof, deleting the word "and" appearing at the end thereof, (ii) in clause (x) thereof, deleting the period appearing at the end thereof and inserting in lieu thereof a semi-colon and (iii) inserting in appropriate order the following new clause:

                  "(xi) the Borrower (or its Subsidiary that is the fee owner of the Mountain View Property) shall be permitted to consummate the sale of the Mountain View Property, so long as (A) such sale is for fair market value (as determined in good faith by the Board of Directors of the Borrower (or such Subsidiary)), (B) such sale results in consideration consisting of at least 85% (for this purpose, taking the amount of cash and the fair market value of all non-cash consideration, as determined in good faith by the Borrower (or such Subsidiary)) of cash, (C) such sale is consummated (and the Net Sale Proceeds therefrom are applied in accordance with, and to the extent required by, Section 4.02(f)) on or prior to May 28, 2000 and (D) there shall exist no Default or Event of Default (both before and after giving effect thereto)."

                  3. Section 9.07 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting in lieu thereof the following new Section 9.07:

                  "9.07 Capital Expenditures. (a) Holdings will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that (x) during the fiscal year ended May 31, 1998 (taken as one accounting period), the Borrower and its Subsidiaries may make Capital Expenditures in an aggregate amount not to exceed $85,000,000, (y) during each of the fiscal year ended May 30, 1999 (taken as one accounting period) and the fiscal year ended May 28, 2000 (taken as one accounting period), the Borrower and its Subsidiaries may make Capital Expenditures in an aggregate amount not to exceed $50,000,000 in each such fiscal year and (z) during each fiscal year thereafter (taken as one accounting period), the Borrower and its Subsidiaries may make Capital Expenditures in an aggregate amount not to exceed $105,000,000.

                  (b) Notwithstanding anything to the contrary contained in clause (a) above, to the extent that the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries pursuant to
         Section 9.07(a) in any fiscal year of the Borrower is less than $85,000,000 (or, in the case of each of the fiscal year ended May 30, 1999 and the fiscal year ended May 28, 2000, $50,000,000, or, in the case of a fiscal year beginning after May 28, 2000, $105,000,000), the amount of such difference, but in no case more than $25,000,000, may be carried forward and used to make Capital Expenditures in the immediately succeeding fiscal year, provided that amounts once carried forward to such succeeding fiscal year shall lapse and terminate at the end of such fiscal year.

                  (c) In addition to the Capital Expenditures permitted pursuant to preceding clauses (a) and (b) of this Section 9.07, the Borrower and its Subsidiaries may make additional Capital Expenditures consisting of
         (x) the reinvestment of proceeds of Recovery Events not required to be applied to prepay the Loans pursuant to Section 4.02(h) and (y) the Net Sale Proceeds from the sale of the Mountain View Property not required to be applied to prepay the Loans pursuant to Section 4.02(f)."

                  4. Section 9.08 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting in lieu thereof the following new Section 9.08:

                  9.08 Consolidated Interest Coverage Ratio. Holdings will not permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters (or, if shorter, the period beginning on the first day of the fiscal year beginning on, or closest to, May 26, 1997 and ended on the last day of a fiscal quarter ended thereafter), in each case taken as one accounting period, ended on the last day of a fiscal quarter described below to be less than the amount set forth opposite such fiscal quarter below:

                  Fiscal Quarter Ended
                  In, or Closest to                 Ratio
                  -----------------                 -----
                  August, 1997                     2.60:1.0
                  November, 1997                   2.60:1.0
                  February, 1998                   2.60:1.0
                  May, 1998                        3.00:1.0

                  August, 1998                     3.00:1.0
                  November, 1998                   2.70:1.0
                  February, 1999                   2.50:1.0
                  May, 1999                        2.75:1.0
                  August, 1999
                    and thereafter                 3.50:1.0

                  5. Section 9.10 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting in lieu thereof the following new Section 9.10:

                  9.10 Maximum Leverage Ratio. Holdings will not permit the Leverage Ratio at any time during a fiscal quarter set forth below to be greater than the ratio set forth opposite such fiscal quarter below:

                  Fiscal Quarter Ended
                  In, or Closest to                  Ratio
                  -----------------                  -----
                  August, 1997                     3.50:1.0
                  November, 1997                   3.50:1.0
                  February, 1998                   3.50:1.0
                  May, 1998                        3.00:1.0
                  August, 1998                     3.25:1.0
                  November, 1998                   4.00:1.0
                  February, 1999                   4.00:1.0
                  May, 1999                        3.75:1.0
                  August, 1999                     3.00:1.0
                  November, 1999                   3.00:1.0
                  February, 2000                   3.00:1.0
                  May, 2000
                    and thereafter                 2.50:1.0"

                  6. Section 11.01 of the Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order:

                  "Mountain View Property" shall mean that certain parcel of land (and the improvements thereon) located at 350 Ellis Street, Mountain View, California.

                  7. The Banks hereby waive compliance by Holdings with the requirements of Section 9.09 of the Credit Agreement but only with respect to each period of four consecutive fiscal quarters (in each case taken as one accounting period) ended on the last day of any fiscal quarter in the fiscal year ended May 30, 1999.

                  8. In order to induce the Banks to enter into this Second Amendment, each of Holdings and the Borrower hereby represents and warrants that
(i) all representations, warranties and agreements contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date (as defined below) and after giving effect to this Second Amendment (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), (ii) there exists no Default or Event of Default on the Second Amendment Effective Date, in each case both before and after giving effect to this Second Amendment, and (iii) neither the execution, delivery or performance by any Credit Party of this Second Amendment, nor the consummation of the transactions contemplated hereby, violates or will violate any term, provision or condition of the Senior Subordinated Note Documents, and no consents or approvals shall be required to be obtained by Holdings or any of its Subsidiaries from the holders of the Senior Subordinated Notes in connection with the transactions contemplated herein.

                  9. This Second Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  10. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  11. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  12. This Second Amendment shall become effective on the date (the "Second Amendment Effective Date") when Holdings, the Borrower, each Subsidiary Guarantor and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile) the same to the Administrative Agent at the Notice Office.

                  13. From and after the Second Amendment Effective Date, all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *


                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized offers to execute and deliver this Second Amendment as of the date first above written.

                                     FSC SEMICONDUCTOR CORPORATION

                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                     FAIRCHILD SEMICONDUCTOR CORPORATION

                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                     BANKERS TRUST COMPANY,
                                       Individually and as Administrative Agent

                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                     CREDIT SUISSE FIRST BOSTON,
                                       Individually and as Syndication Agent

                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:



                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                     CANADIAN IMPERIAL BANK OF COMMERCE,
                                       Individually and as Documentation Agent


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                     AMARA-1 FINANCE LTD.


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                     AMARA-2 FINANCE LTD.


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                     BANKBOSTON, N.A.


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                     THE BANK OF NOVA SCOTIA


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                     BANK OF SCOTLAND


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                     BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                     CORESTATES BANK, N.A.


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                     DRESDNER BANK AG, New York Branch and
                                       Grand Cayman Branch


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                     FIRST SOURCE FINANCIAL LLP
                                       By First Source Financial, Inc.,
                                       its Agent/Manager


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                     FLEET NATIONAL BANK


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                     THE MITSUBISHI TRUST AND BANKING
                                       CORPORATION, LOS ANGELES AGENCY


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                     NATEXIS BANQUE BFCE


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                     PILGRIM AMERICA PRIME RATE TRUST

                                     By:   PILGRIM AMERICA INVESTMENTS,
                                           INC. as its Investment Manager


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                     PNC BANK, NATIONAL ASSOCIATION


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                     ABN AMRO BANK, N.V.


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                     MORGAN STANLEY DEAN WITTER PRIME
                                       INCOME TRUST


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                     VAN KAMPEN AMERICAN CAPITAL PRIME
                                       RATE INCOME TRUST


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:

ACKNOWLEDGED AND AGREED:

FAIRCHILD SEMICONDUCTOR CORPORATION
  OF CALIFORNIA

By:
   ------------------------------------
   Name:
   Title: